Exhibit 10.7

FIRST AMENDMENT AND WAIVER TO SECOND LIEN TERM LOAN CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND LIEN TERM LOAN CREDIT AGREEMENT (this “Amendment”), is made and entered into as of March 26, 2021, by and among PARKER DRILLING COMPANY, a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower that are designated as a “Guarantor” on the signature pages hereto (collectively, the “Guarantors”), the financial institutions party to this Amendment (collectively, “Amending Lenders”), and UMB BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, “Administrative Agent”).

A. The Borrower and the Guarantors have entered into that certain Second Lien Term Loan Credit Agreement dated as of March 26, 2019 (as supplemented or modified from time to time prior to the date hereof, the “Credit Agreement”), with the Lenders party thereto and the Administrative Agent;

B. The Borrower wishes to make certain changes to the Credit Agreement, which the Amending Lenders and the Administrative Agent are willing to do subject to the terms and conditions provided herein;

C. In consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All terms used herein that are defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

2. Amendment: Activities of Lux Holdco. Section 7.16(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follow:

(a) hold any assets other than (i)(A) the Equity Interests of Parker Drilling Arctic Operating, LLC, Quail Tools, LLC, Parker Drilling Offshore USA L.L.C., PD GP Arctic, LLC, PD GP Offshore, LLC and PD GP Quail, LLC and (B) the Equity Interests of any Subsidiary formed or acquired by Lux Holdco after the Closing Date in compliance with clause (d) below, (ii) cash and Cash Equivalents in an amount at any time not to exceed $100,000 except for cash and Cash Equivalents received as a Restricted Payment or Investment from the Borrower or any of its Subsidiaries held on a temporary basis in an account covered by a Lux Account Pledge Agreement, pending the application thereof, and (iii) other miscellaneous non-material assets incidental to the activities described in clause (c) below;

3. Limited Waiver. In reliance upon the representations, warranties, covenants and agreements contained in this Amendment, and subject to the conditions precedent set forth in Section 4 below, and notwithstanding anything to the contrary in the Credit Agreement, the Amending Lenders hereby waive any Default or Event of Default that may have occurred under the Credit Agreement prior to the Amendment Effective Date as a result of Lux Holdco holding any assets other than those designated in Section 7.16(a) of the Credit Agreement. The waiver granted herein is limited solely to Section 7.16(a) of the Credit Agreement, and nothing contained in this Amendment shall be deemed a consent to, or waiver of, any other action or inaction of any Loan Party or any other Person which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document. Neither the Amending Lenders nor the Administrative Agent shall be obligated to grant any future waivers, consents or amendments with respect to any provision of the Credit Agreement or any other Loan Document.

4. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above only upon satisfaction in full (or written waiver by the Amending Lenders) of the following conditions precedent to the satisfaction of the Amending Lenders (the “Amendment Effective Date”):

(a) Delivery of Documents. Administrative Agent shall have received on or before the Amendment Effective Date, in form and substance satisfactory to the Amending Lenders, a copy of this Amendment, duly executed by the Borrower, the Guarantors, Administrative Agent and the Amending Lenders, dated the Amendment Effective Date.

(b) Fees and Expenses. The Borrower shall have paid all fees and expenses to be paid to Administrative Agent or incurred on or prior to the Amendment Effective Date that are required to be paid under the Loan Documents, including all accrued fees of Administrative Agent’s legal counsel.

(c) Representations and Warranties. The representations and warranties contained in this Amendment and in Article V of the Credit Agreement (after giving effect to this Amendment) and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case, such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).

(d) No Default; Event of Default. No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

5. Representations and Warranties. The Borrower hereby represents and warrants to Administrative Agent and Lenders as follows:

(a) Representations and Warranties. After giving effect to this Amendment, the representations and warranties herein, in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date (except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case, such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).

(b) No Default. No Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

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(c) Authorization, Etc. Each Loan Party is duly authorized to execute, deliver and perform this Amendment and each other Loan Document to which it is a party. The execution, delivery and performance of the Loan Documents, as amended hereby, have been duly authorized by all necessary action, and do not (i) contravene the terms of any Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, under, or require any payment to be made under any Contractual Obligation to which a Loan Party is a party or affecting a Loan Party or the properties of a Loan Party or any of its Material Subsidiaries, except for conflicts, breaches or contraventions that could not reasonably be expected to result in a Material Adverse Effect, (iii) violate any Law or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which a Loan Party or its property is subject; or (iv) result in the creation or imposition of any Lien on any property of the Borrower or any Material Subsidiary except Liens created under the Loan Documents.

(d) Enforceability of Loan Documents. This Amendment is, and each other Loan Document to which any Loan Party is a party, is, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as enforceability may be limited by equitable principles or by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

(e) Governmental Approvals. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or any other Loan Document.

6. Continued Effectiveness of the Credit Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Credit Agreement and each other Loan Document to which it is a party, in each case, to the extent amended hereby, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date, all references in any such Loan Document to the “Credit Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (c) confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to Administrative Agent, for the benefit of it and the Lenders, or to grant to Administrative Agent, for the benefit of it and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Credit Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties’ obligations to repay the Loans in accordance with the terms of the Credit Agreement or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations, as amended hereby, shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

7. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

8. No Representations by Administrative Agent or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by Administrative Agent or any Lender, other than those expressly contained herein, in entering into this Amendment.

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9. Further Assurances. The Loan Parties shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under any applicable Law or as Administrative Agent may reasonably request, in order to effect the purposes of this Amendment.

10. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Amendment may be signed electronically via DocuSign and shall be valid and binding on all parties. UMB Bank, N.A., as Administrative Agent, may conclusively rely upon any such signatures in performing its duties hereunder and shall in no instance be liable for any loss or damages resulting from its reliance upon the same.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) THIS AMENDMENT, THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD SELECT THE LAWS OF A DIFFERENT STATE.

(d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Credit Agreement.

(e) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f) By their execution and delivery of this Amendment, each Amending Lender hereby (i) authorizes and directs the Administrative Agent to execute and deliver this Amendment and to perform the Administrative Agent’s obligations hereunder and (ii) confirms that it is not a Defaulting Lender or a Lender Claimant.

[Remainder of Page Intentionally Left Blank;

Signature Page(s) Follow(s).]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

PARKER DRILLING COMPANY

By:	/s/ Michael W. Sumruld
	Name:	Michael W. Sumruld
	Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:

PARKER DRILLING ARCTIC OPERATING, LLC

PARKER DRILLING COMPANY NORTH AMERICA, LLC

QUAIL SERVICES, LLC

PARKER DRILLING OFFSHORE USA, L.L.C.

QUAIL TOOLS, LLC

PARKER AVIATION, LLC

PARKER DRILLING COMPANY OF OKLAHOMA, INCORPORATED

PARKER DRILLING MANAGEMENT SERVICES, LTD.

PARKER DRILLING OFFSHORE COMPANY, LLC

PARKER NORTH AMERICA OPERATIONS, LLC

PARKER TECHNOLOGY, LLC

2M-TEK, LLC

PD GP ARCTIC, LLC

PD GP QUAIL, LLC

PD GP OFFSHORE, LLC

By:	/s/ Nathaniel Dockray
	Name:	Nathaniel Dockray
	Title:	Vice President and Treasurer

Signature Page to First Amendment to

Second Lien Term Loan Credit Agreement

PD HOLDINGS DOMESTIC COMPANY S.à. r. l

By:	/s/ Rachael Redfern
	Name:	Rachael Redfern
	Title:	Director

By:	/s/ Nathaniel Dockray
	Name:	Nathaniel Dockray
	Title:	Director

Signature Page to First Amendment to

Second Lien Term Loan Credit Agreement

ADMINISTRATIVE AGENT AND LENDERS:

UMB BANK, N.A., as Administrative Agent

By:	/s/ Julius R. Zamora
	Name:	Julius R. Zamora
	Title:	Vice President

Signature Page to First Amendment to

Second Lien Term Loan Credit Agreement

Highbridge Tactical Credit Master Fund, L.P., as Lender By: Highbridge Capital Management, LLC, as trading manager and not in its individual capacity

By:	/s/ Jonathan Segal
	Name:	Jonathan Segal
	Title:	Managing Director, Co-CIO

Signature Page to First Amendment to

Second Lien Term Loan Credit Agreement

Highbridge SCF Loan SPV, L.P., as Lender By: Highbridge Capital Management, LLC, as trading manager and not in its individual capacity

By:	/s/ Jonathan Segal
	Name:	Jonathan Segal
	Title:	Managing Director, Co-CIO

Signature Page to First Amendment to

Second Lien Term Loan Credit Agreement

Varde Investment Partners, L.P., as a Lender

By:	/s/ Richard Thomson
	Name:	Richard Thomson
	Title:	Managing Director

Signature Page to First Amendment to

Second Lien Term Loan Credit Agreement

Whitebox GT Fund, LP, as a Lender By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
	Name:	Luke Harris
	Title:	General Counsel – Corporate, Transactions & Litigation

Signature Page to First Amendment to

Second Lien Term Loan Credit Agreement

Whitebox Multi-Strategy Partners, L.P., as a Lender By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
	Name:	Luke Harris
	Title:	General Counsel – Corporate, Transactions & Litigation

Signature Page to First Amendment to

Second Lien Term Loan Credit Agreement

Whitebox Caja Blanca Fund, LP, as a Lender By: Whitebox Caja Blanca GP LLC its general partner By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
	Name:	Luke Harris
	Title:	General Counsel – Corporate, Transactions & Litigation

Signature Page to First Amendment to

Second Lien Term Loan Credit Agreement

Whitebox Relative Value Partners, L.P., as a Lender By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
	Name:	Luke Harris
	Title:	General Counsel – Corporate, Transactions & Litigation

Signature Page to First Amendment to

Second Lien Term Loan Credit Agreement